Exhibit 10.8

CONTRIBUTION AND EXCHANGE AGREEMENT

This Contribution and Exchange Agreement (this “Agreement”), dated as of June 1, 2026, is entered into by and between Tribeca Strategic Partners Holdco LLC, a Delaware limited liability company (the “Company”), and Tribeca Strategic Partners LLC, a Delaware limited liability company (“Contributor”). All capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the LLC Agreement (as defined herein).

In consideration of the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties agree as follows:

Section 1. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Promissory Note” means the Promissory Note, dated October 19, 2025, by and between Tribeca Strategic Acquisition Corp., a Cayman Islands exempted company, and Contributor, as set forth on Exhibit A, as amended by the First Amendment to Promissory Note, dated February 10, 2026, as set forth on Exhibit B and by the Second Amendment to Promissory Note, Dated May 21, 2026, as set forth on Exhibit C.

“LLC Agreement” means the Limited Liability Company Agreement of the Company, dated March 2, 2026, as such agreement may be amended or restated from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Units” means the Class B limited liability company interests in Company, issued pursuant to this Agreement and the LLC Agreement.

Section 2. Contributions to the Company; Issuance of Units. As of the date hereof, Contributor hereby contributes to the Company $132,602.28 and the Promissory Note (the “Contribution”) and, in exchange for the Contribution, the Company hereby issues to Contributor 60,000 Units. The Contribution is a Capital Contribution (as such term is defined in the LLC Agreement) by Contributor for purposes of the LLC Agreement.

Section 3. Representations and Warranties of the Contributor. Contributor hereby represents and warrants to the Company that:

3A. Organization. Contributor has the requisite power and authority to own its property and assets and to transact the business in which it is engaged.

3B. Authorization. The execution and delivery of this Agreement by Contributor and the consummation of the transactions contemplated hereby have been duly authorized by Contributor.

3C. Enforceability. This Agreement constitutes a valid and binding obligation of Contributor enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

3D. No Breach. The execution, delivery and performance of this Agreement by Contributor will not result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which Contributor is a party or by which Contributor is bound.

3E. Disclosure of Information. Contributor has received and reviewed information about the Company and its current and proposed subsidiaries, and has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units pursuant to this Agreement and the business, properties, prospects and financial condition of the Company and its current and proposed subsidiaries and to conduct such due diligence review as Contributor has deemed appropriate.

3F. Investment Experience. Contributor can bear the economic risk of Contributor’s ownership of the Units being received by Contributor, and has such knowledge and experience in financial or business matters that Contributor is capable of evaluating the merits and risks of owning the Units.

3G. No Public Market. Contributor understands that no public market now exists for the Units and that there is no assurance that a public market will ever exist for the Units. Contributor also understands that Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any of the Units.

3H. No Other Representations. In receiving Units from the Company, Contributor is not relying on (and Contributor hereby expressly disclaims) any and all representations, warranties or information (including, without limitation any projections or forecasts) that may have been provided to Contributor from the Company, any subsidiary of the Company or any other person, except only for the representations and warranties of the Company expressly set forth in Section 4 hereof and those of the Company expressly set forth in the LLC Agreement. Nothing in this Section 3H shall abridge or limit any right of Contributor to make a claim for actual (and not constructive) fraud under Delaware common law with respect to the making of such express representations and warranties.

Section 4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Contributor that:

4A. Organization. The Company (i) is a duly organized and validly existing limited liability company in good standing under the applicable laws of Delaware and (ii) has the requisite power and authority to own its property and assets and to transact the business in which it is engaged.

4B. Authorization. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Company.

4C. Enforceability. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

4D. No Breach; Consents. The execution, delivery and performance of this Agreement by the Company will not (i) result in any material breach of any terms or provisions of, or constitute a material default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound or (ii) conflict with, or result in any violation of or default under, any material permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Company or its business. No material consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity or other person is required to be made or obtained by the Company or in connection with its authorization, execution and delivery of this Agreement, and the consummation by the Company of the transactions contemplated hereby, except for any such consent, approval, order, authorization, registration or filing that has already been made or obtained, except as would not limit, prohibit or interfere with the Company’s ability to consummate the transactions contemplated hereby in any material respect.

4E. Validity of Units; Consideration per Unit. The Units to be issued pursuant to this Agreement have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued to the Contributor free of any liens, claims or other encumbrances, except for restrictions on transfer provided for in the LLC Agreement or under the Securities Act or other applicable securities laws.

4F. Exempt from Registration. Assuming the accuracy of the representations and warranties of Contributor contained in Section 3, the offer and issuance of the Units being issued hereunder will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws, except as would not be material to the Company or such Units.

Section 5. Miscellaneous.

5A. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5B. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

5C. Amendments. This Agreement may be amended only upon the written consent of the Company and Contributor.

5D. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5E. Descriptive Headings; Interpretation. Section headings used in this Agreement are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, such agreement. The use of the word “including” or any variation or derivative thereof in this Agreement is by way of example rather than by limitation.

5F. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

5G. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

5H. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

5I. Entire Agreement. This Agreement and the other documents referred to herein contain the entire agreement among the parties hereto and supersede any prior understandings, agreements or representations by or between the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Contribution and Exchange Agreement as of the date first written above.

TRIBECA STRATEGIC PARTNERS HOLDCO LLC

By:	TRIBECA STRATEGIC PARTNERS LLC
Its:	Sole Member

By:	/s/ Timothy R. Ramdeen
	Name:	Timothy R. Ramdeen
	Title:	Chief Executive Officer

[Signature Page to Contribution and Exchange Agreement]

TRIBECA STRATEGIC PARTNERS LLC

By:	/s/ Timothy R. Ramdeen
	Name:	Timothy R. Ramdeen
	Title:	Chief Executive Officer

[Signature Page to Contribution and Exchange Agreement]

Exhibit A

Promissory Note, dated October 19, 2025

THIS PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: Up to $100,000	Dated as of October 19, 2025

Tribeca Strategic Acquisition Corp., a Cayman Islands exempted company (the “Maker”), promises to pay to the order of Tribeca Strategic Partners LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), the principal sum of One Hundred Thousand Dollars ($100,000), or such lesser amount as may have been advanced by Payee to Maker and remains unpaid under this Note, in lawful money of the United States of America, on the terms and conditions described below.  All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. The principal balance of the Note shall be payable on the earlier of: (i) May 31, 2026, and (ii) the date on which Maker consummates an initial public offering of its securities (the “IPO”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest. No interest shall accrue on the unpaid principal balance of this Note.

3. Drawdown Requests. The principal of this Note may be drawn down from time to time prior to the earlier of: (i) May 31, 2026, and (ii) the date on which Maker consummates the IPO, upon request from Maker to Payee (each, a “Drawdown Request”). Payee shall fund each Drawdown Request within two (2) business days after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns collectively permitted under this Note is One Hundred Thousand Dollars ($100,000). Once an amount is drawn down under this Note, it shall not be available for future Drawdown Requests even if prepaid. No fees, payments or other amounts shall be due to Payee in connection with, or as a result of, any Drawdown Request by Maker,

4. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

5. Events of Default. The following shall constitute an event of default (“Event of Default”):

a. Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note within five (5) business days of the date specified in Section 1 above.

b. Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

c. Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days

6. Remedies.

a. Upon the occurrence of an Event of Default specified in Section 5(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable thereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

b. Upon the occurrence of an Event of Default specified in Sections 5(b) or 5(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

7. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

8. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

9. Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service to the address designated in writing by such party, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party, or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic mail, one (1) business day after delivery to an overnight courier service, or five (5) days after mailing if sent by mail.

10. Construction and Governing Law. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

11. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account to be established in which the proceeds of the IPO and the proceeds of the sale of the units issued in private placements to occur prior to the consummation of the IPO are to be deposited, as described in greater detail in the registration statement and prospectus to be filed with the Securities and Exchange Commission in connection with the IPO, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

13. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee, except to the extent deemed given by Maker pursuant to Section 8 above.

14. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

TRIBECA STRATEGIC ACQUISITION CORP.

By:	/s/ Tim Ramdeen
Name:	Tim Ramdeen
Title:	Chief Executive Officer

Exhibit B

First Amendment to Promissory Note, dated February 10, 2026

FIRST AMENDMENT TO PROMISSORY NOTE

This First Amendment to Promissory Note, dated the 10th day of February 2026 (the “First Amendment”) amends that certain original Promissory Note, dated as October 19, 2025 (the “Note”), by and among Tribeca Strategic Acquisition Corp., a Cayman Islands exempted company (the “Maker”), and Tribeca Strategic Partners LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”).

RECITALS

WHEREAS, the Maker and the Payee desire to enter into this First Amendment pursuant to the terms of the original Note, as set forth below; and

WHEREAS, the original Note provided for a maximum principal sum of up to One Hundred Thousand Dollars ($100,000); and

WHEREAS, the Maker and Payee have agreed to make this First Amendment to the Note to increase the maximum principal amount under the Note, as provided herein; and

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Maker and the Payee; and

WHEREAS, all capitalized terms not defined in this First Amendment will have the meanings given to them in the Note.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to Note. The following sections of the Note are hereby amended and restated in its entirety to read as follows:

1.1 The introductory summary of the Note:

“Tribeca Strategic Acquisition Corp., a Cayman Islands exempted company (the “Maker”), promises to pay to the order of Tribeca Strategic Partners LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), the principal sum of Three Hundred Thousand Dollars ($300,000), or such lesser amount as may have been advanced by Payee to Maker and remains unpaid under this Note, in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time-to-time designate by written notice in accordance with the provisions of this Note.”

1.2 Section 1 of the Note:

The principal balance of the Note shall be payable on the earlier of: (i) June 30, 2026, and (ii) the date on which Maker consummates an initial public offering of its securities (the “IPO”). The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

1.3 Section 3 of the Note:

“The principal of this Note may be drawn down from time to time prior to the earlier of: (i) June 30, 2026, and (ii) the date on which Maker consummates the IPO, upon request from Maker to Payee (each, a “Drawdown Request”). Payee shall fund each Drawdown Request within two (2) business days after receipt of a Drawdown Request; provided, that the maximum amount of drawdowns collectively permitted under this Note is Three Hundred Thousand Dollars ($300,000). Once an amount is drawn down under this Note, it shall not be available for future Drawdown Requests even if prepaid. No fees, payments or other amounts shall be due to Payee in connection with, or as a result of, any Drawdown Request by Maker.”

2. No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

3. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

MAKER:

TRIBECA STRATEGIC ACQUISITION CORP.

By:	/s/ Tim Ramdeen
Name:	Tim Ramdeen
Title:	Chief Executive Officer

PAYEE:

TRIBECA STRATEGIC PARTNERS LLC

By:	/s/ Tim Ramdeen
Name:	Tim Ramdeen
Title:	Managing Member

Exhibit C

Second Amendment to Promissory Note, dated May 21, 2026

C-1

SECOND AMENDMENT TO PROMISSORY NOTE

This Second Amendment to Promissory Note, dated the 21st day of May 2026 (the “Second Amendment”) amends that certain original Promissory Note, dated as October 19, 2025, as amended by the First Amendment to Promissory Note, dated as of February 10, 2026 (together, the “Note”), by and among Tribeca Strategic Acquisition Corp., a Cayman Islands exempted company (the “Maker”), and Tribeca Strategic Partners LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”).

RECITALS

WHEREAS, the Maker and the Payee desire to enter into this Second Amendment pursuant to the terms of the Note, as set forth below; and

WHEREAS, the Note provides for a maximum principal sum of up to Three Hundred Thousand Dollars ($300,000); and

WHEREAS, the Maker and Payee have agreed to make this Second Amendment to the Note to increase the maximum principal amount under the Note, as provided herein; and

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Maker and the Payee; and

WHEREAS, all capitalized terms not defined in this Second Amendment will have the meanings given to them in the Note.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to Note. The following sections of the Note are hereby amended and restated in its entirety to read as follows:

1.1 The introductory summary of the Note:

“Tribeca Strategic Acquisition Corp., a Cayman Islands exempted company (the “Maker”), promises to pay to the order of Tribeca Strategic Partners LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), the principal sum of Five Hundred Thousand Dollars ($500,000), or such lesser amount as may have been advanced by Payee to Maker and remains unpaid under this Note, in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time-to-time designate by written notice in accordance with the provisions of this Note.”

1.2 Section 3 of the Note:

“The principal of this Note may be drawn down from time to time prior to the earlier of: (i) June 30, 2026, and (ii) the date on which Maker consummates the IPO, upon request from Maker to Payee (each, a “Drawdown Request”). Payee shall fund each Drawdown Request within two (2) business days after receipt of a Drawdown Request; provided, that the maximum amount of drawdowns collectively permitted under this Note is Five Hundred Thousand Dollars ($500,000). Once an amount is drawn down under this Note, it shall not be available for future Drawdown Requests even if prepaid. No fees, payments or other amounts shall be due to Payee in connection with, or as a result of, any Drawdown Request by Maker.”

2. No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

3. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

C-2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

MAKER:

TRIBECA STRATEGIC ACQUISITION CORP.

By:	/s/ Tim Ramdeen
Name:	Tim Ramdeen
Title:	Chief Executive Officer

PAYEE:

TRIBECA STRATEGIC PARTNERS LLC

By:	/s/ Tim Ramdeen
Name:	Tim Ramdeen
Title:	Managing Member

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